SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549 ____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): August 14, 2015 Starflick.com(Exact name of registrant as specified in its charter)

Nevada	000-54745	TBA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1361 Peltier Drive, Point Roberts, WA 98291
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 403-397-3035

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Changes in Registrant’s Legal Counsel

On August 14, 2015, the Company has retained new legal counsel (Brimstone and Company). Conrad Lysiak (the “Former Lawyer”) was delivered notice that the company will no longer be requiring his services from August 14, 2015 onwards. The engagement of the new legal counsel was approved by the Company’s Board of Directors. We thank Conrad Lysiak for his efforts for the past 4 years.

Other than as disclosed above, there were no reportable events from the last filing, made on August 12, to August 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starflick.com

/s/ Zoltan Nagy

Zoltan NagyChief Executive Officer

Date: August 17, 2015

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